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                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-17427), Form S-8 (No. 333-65461), Form S-8 (No.
333-74056), and Form S-3/A (No. 333-20945), S-3/A (No. 333-56049) of Municipal
Mortgage & Equity, LLC of our report dated March 2, 2004 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
March 4, 2004